EXHIBIT 99.1
 2013 Amendment to Citizens, Inc., Bylaws

Section 2.06. Quorum of Shareholders of the Amended and Restated Bylaws of Citizens, Inc. was amended to add the following:  “On or about April 2001, the Corporation adopted the Citizens, Inc. Stock Investment Plan (the “Plan”), as amended and restated from time to time.  The Plan offers certain clients, independent consultants and potential investors stock purchase opportunities and services in an effort to enhance the attractiveness to investors of the Corporation’s Class A common stock, no par value per share (“Common Stock”), and to offer to security holders the ability to maintain registered ownership of their securities in a manner which facilitates efficient purchases and sales of securities.  The Plan is administered by a Plan administrator (the “Administrator”) which is deemed an agent independent of the Corporation who satisfies applicable legal requirements (including, without limitation, the requirements of Regulation M under the Securities Exchange Act of 1934), for purposes of making open market purchases and sales of Common Stock under the Plan.  Any person who has met the requirements to participate in the Plan and has not revoked such election to participate in the Plan is considered a “Participant.”  Unless a Participant notifies the Corporation in writing that it elects to withhold the Plan Administrator’s authority, the Plan Administrator is deemed to have the written authorization to appear in person or by proxy at any annual or special meeting of shareholders of the Corporation and to submit the Participant’s unvoted shares at the meeting for the sole purpose of determining a quorum.”

CITIZENS, INC. STOCK INVESTMENT PLAN, AS AMENDED AND RESTATED

Citizens, Inc., a Colorado corporation, effective March 1, 2013, hereby establishes the Amended and Restated Stock Investment Plan originally adopted on or about April 10, 2001 (the “Plan”).

WHEREAS, the Company (as hereinafter defined) wishes to offer to certain clients, independent consultants and potential investors stock purchase opportunities and services in an effort to enhance the attractiveness to investors of the Company’s Class A common stock, no par value per share (“Common Stock”), and to offer to security holders the ability to maintain registered ownership of their securities in a manner which facilitates efficient purchases and sales of securities;

WHEREAS, the Company is not an Affiliate (as hereinafter defined) of the Administrator, and has been subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act (as defined herein) for a period of at least 90 days;

WHEREAS, the purposes of the Plan are to provide a convenient and economical means for new investors, independent consultants and other clients of the Company and its subsidiaries to make an initial investment in Common Stock, and for existing holders of Common Stock to have all, part or none of their dividends automatically reinvested in shares of Common Stock, and to purchase additional shares of Common Stock, and to facilitate registered ownership of Common Stock;

WHEREAS, the Plan will include an Investor Registration Option feature enabling an investor to have its share ownership registered directly on the stock records of the Company while providing investors with a safe, efficient and inexpensive alternative to certificate-based or nominee ownership;

WHEREAS, the Company adopted the Plan on or about April 10, 2001, and wishes to amend and restate the Plan in its entirety.

NOW, THEREFORE; the Plan is hereby amended and restated in its entirety as follows:

ARTICLE I
DEFINITIONS

The terms defined in this Article I shall, for all purposes of this Plan, have the following respective meanings:

Account. The term “Account” shall mean, as to any Participant, the account maintained by the Administrator evidencing (i) the shares (and/or fraction of a share) of Common Stock, consisting of Plan Book-Entry Shares (a) purchased through the Plan or (b) deposited by such Participant into the Plan pursuant to Section 4.1 hereof, and credited to such Participant and (ii) cash held in the Plan pending investment in Common Stock for such Participant.

Account Shares. The term “Account Shares” shall mean all shares (including any fraction of a share) of Common Stock, consisting of Plan Book-Entry Shares, credited to and included in the Account of a Participant by the Administrator, that are (a) purchased through the Plan and/or (b) deposited by such Participant into the Plan pursuant to Section 4.1 hereof. Any references herein to shares of Common Stock deposited into the Plan or purchased through the Plan (through optional cash investments or reinvestment of Dividends, policy benefits or commissions) shall mean Plan Book-Entry Shares held in a Participant’s Account.

Administrator. The term “Administrator” shall mean Computershare Trust Company, N.A. Certain services will be provided by Computershare Inc., a registered transfer agent and an affiliate of the Administrator. In connection with the Plan, the Administrator shall be deemed an agent independent of the Company who satisfies applicable legal requirements (including, without limitation, the requirements of Regulation M under the Exchange Act), for purposes of making open market purchases and sales of Common Stock under the Plan.

Business Day. The term “Business Day” shall mean any day, excluding Saturdays, Sundays and legal holidays, on which federally chartered banks in the State of New York are regularly open for business.

Certificated Shares. The term “Certificated Shares” shall mean any Common Stock for which a Participant has received and holds a certificate in the Participant’s name evidencing such shares.

Common Stock. The term “Common Stock” is defined in the Recitals of this Plan.

Company Share Purchase Price. The term “Company Share Purchase Price,” when used with respect to both whole and fractional shares, shall mean the weighted average price per share of all shares purchased for an Investment Date. Both whole and fractional shares purchased for an investment date will have the same purchase price.

DRS Book-Entry Shares. The term “DRS Book-Entry Shares” shall mean shares held in book-entry form in a Participant’s name through the Direct Registration System administered by The Depository Trust Company.

Dividend. The term “Dividend” shall mean cash dividends paid on Common Stock.

Enrollment Form. The term “Enrollment Form” shall mean the documentation that the Administrator and/or Company shall require to be completed and received prior to the enrollment in the Plan of an investor that is an existing registered owner of Common Stock pursuant to Section 2.1 hereof, or a Participant’s changing the Participant’s options under the Plan pursuant to Section 6.1 hereof, or a Participant’s depositing shares of Common Stock into the Plan pursuant to Section 4.1 hereof.

Exchange Act. The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

Initial Enrollment Form. The term “Initial Enrollment Form” shall mean the documentation that the Administrator and/or Company shall require to be completed and received prior to the enrollment in the Plan of an investor that is not an existing registered owner of Common Stock pursuant to Section 2.1 hereof. At the time of the initial enrollment in the Plan, the investor’s Enrollment Form shall contain a certification of its taxpayer identification number.

Irrevocable Stock Power. The term “Irrevocable Stock Power” shall mean the documentation which the Participant completes and submits to the Administrator prior to such Participant’s gift or transfer of Account Shares pursuant to Section 5.2 hereof.

IRS. The term “IRS” shall mean the Internal Revenue Service.

Investment Date. The term “Investment Date” shall mean each Trading Day on which the Administrator determines that sufficient optional cash investments pursuant to Section 2.4 hereof and/or initial cash investments pursuant to Section 2.3 hereof and/or Dividends and/or assigned benefits and commissions have been received and not previously invested to warrant investing such optional cash investments and/or initial cash investments and/or assigned benefits and commissions or reinvesting such Dividends in Common Stock pursuant to Article III hereof; provided, however, that there shall be at least one Investment Date for optional cash investments during each period beginning on Monday of each week and ending on Friday of the same week in which the Administrator receives at least one optional cash investment, one initial cash investment, any assigned benefits or commissions. The Investment Date for reinvesting Dividends shall be the Dividend payment date or the next Trading Day if the Dividend payment date is not a Trading Day.

Market Share Purchase Price. The term “Market Share Purchase Price,” when used with respect to shares of Common Stock purchased in the open market, shall mean the weighted average purchase price per share of the aggregate number of shares purchased in the open market for the associated Investment Date, not including any brokerage commissions or other Transaction Fees. However, Transaction Fees are deducted from the total investment amount, and the net amount remaining is invested.

Market Share Sales Price. The term “Market Share Sales Price,” when used with respect to shares of Common Stock sold in the open market, shall mean the weighted average sales price per share of the aggregate number of shares sold in the open market for the date any sale is made, not including any brokerage commissions or other Transaction Fees. However, Transaction Fees are deducted from the gross proceeds of sale, and the net amount remaining is paid out.

Maximum Amount. The term “Maximum Amount” is defined in Section 2.4 hereof.

Non-United States Resident. The term “Non-United States Resident” shall mean a Person that is a citizen or resident of, or is organized or incorporated under, or has its principal place of business in, a country other than the United States, its territories and possessions.

Participant. The term “Participant” is defined in Section 2.1 hereof.

Participant’s Total Position. The term “Participant’s Total Position” shall mean the total shares of Common Stock held by the Participant, whether evidenced by one or more certificates in the Participant’s name or held as DRS Book-Entry Shares or Plan Book-Entry Shares, as to which the Participant may designate that any Dividends on all, part or none of the number of such shares shall be reinvested in Common Stock to be held as Plan Book-Entry Shares in the Participant’s Account.

Person. The term “Person” shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, estate, unincorporated organization or other entity.

Plan Book-Entry Shares. The term “Plan Book-Entry Shares” shall mean shares held in book-entry form, excluding DRS Book-Entry Shares, in a Participant’s name and in the Participant’s Account by the Administrator.

Statement of Account. The term “Statement of Account” shall mean a written statement prepared by the Administrator and sent to a Participant pursuant to Section 6.6 hereof, which sets forth all information required by this Plan or applicable law.

Trading Day. The term “Trading Day” shall mean any Business Day on which shares of the Common Stock are traded on the principal stock exchange, market, electronic quotation or over-the-counter system on which the Common Stock is listed or authorized for quotation or trading.

ARTICLE II
PARTICIPATION

Section 2.1. Participation. Any Person (other than the Company), who (a) is a record holder of Common Stock, (b) is an employee of the Company or one of its subsidiaries, (c) is an applicant or owner of an insurance policy issued by the Company or one of its subsidiaries, (d) is a contracted independent consultant of the Company or one of its subsidiaries or (e) makes an unsolicited inquiry of the Administrator or the Company regarding the Plan, may elect to participate in the Plan; provided, however, that if such Person is a Non-United States Resident, he or she may be requested to provide evidence satisfactory to the Administrator that the Participant’s participation in the Plan would not violate local laws applicable to the Company, the Plan or such Non-United States Resident.

In order to participate in the Plan:

A Person that is a registered holder of Common Stock must complete and return to the Administrator an Enrollment Form.

A person that is not a registered holder of Common Stock, must complete and return to the Administrator an Initial Enrollment Form and do at least one of the following:

(i) have Common Stock for which the Participant is not the registered owner transferred to the Plan, pursuant to Section 4.1 hereof,

(ii) make an initial cash investment pursuant to Section 2.3 hereof,

(iii) elect to have insurance benefits invested in Common Stock pursuant to Section 2.2 hereof; or

(iv) elect to have earned insurance commissions invested in Common Stock pursuant to Sections 2.3 and 2.4 below.

Any Person who has met the above requirements to participate in the Plan and has not revoked such election to participate in the Plan is herein referred to as a “Participant.”

Section 2.2. Reinvestment of Dividends. If and when the Company pays a cash Dividend on the Common Stock, a Participant may elect to have the Participant’s Dividends on all or a specified number of shares in the Participant’s Total Position invested in shares (including any fraction of a share) of Common Stock and credited to the Participant’s Account. The Dividends on the number of shares in the Participant’s Total Position that are not reinvested as provided above in this Section 2.2 will be paid to the Participant.

Section 2.3. Initial Investment. A Person who is not a registered owner of Common Stock may become a Participant by making an initial payment of at least $250 but not more than $120,000, by check or electronic funds transfer payable to the Administrator, to be invested in Common Stock pursuant to Section 3.2 hereof; provided, however, that payment for such initial cash investment must be accompanied by a completed Initial Enrollment Form. For persons who are owners of a policy of insurance issued by the company or one of its subsidiaries, or an independent consultant for the Company and its subsidiaries whose “initial” investment is made through an assignment of benefit or commission, no minimum shall apply. An initial cash investment in shares of Common Stock may be made in the name of any Person so specified in the Initial Enrollment Form.

Section 2.4. Optional Cash Investments. A Participant may elect to make payments at any time or from time to time to the Plan, by check or electronic funds transfer payable to the Administrator, for investment in Common Stock pursuant to Section 3.2 hereof; provided, however, that any Participant who elects to make optional cash investments pursuant to this Section 2.4 must invest at least $25 for any single investment and may not invest more than $120,000 in any calendar year (the “Maximum Amount”). For purposes of determining whether the Maximum Amount has been reached, initial cash investments pursuant to Section 2.3 shall be counted as optional cash investments. An optional cash investment in shares of Common Stock may be made in the name of any Person.

Section 2.5. Registration. All interests in Common Stock held in a Participant’s Account must be registered on the records of the Company in the name of such Participant.

ARTICLE III
DIVIDEND REINVESTMENT, INVESTMENT OF OPTIONAL CASH PAYMENTS,
ASSIGNED BENEFITS OR COMMISSIONS AND INITIAL CASH PAYMENTS AND
COMMON STOCK PURCHASES

Section 3.1. Dividend Reinvestment. Dividends (if and when paid by the Company) as to which reinvestment has been elected by a Participant shall be paid by the Company to the Administrator or its nominee on behalf of such Participant. Subject to this Article III, Dividends shall be reinvested in shares of Common Stock purchased in the open market in the manner provided in Section 3.3(a) hereof. No interest shall be paid on Dividends held pending reinvestment pursuant to this Article III.

Section 3.2. Investment of Optional Cash Payments, Assigned Policy Benefits and Commissions and Initial Cash Payments. Subject to this Article III, any optional cash investments, assigned policy benefits or commissions and initial cash investments received by the Administrator of the Plan from a Participant shall be invested in shares of Common Stock purchased in the open market in the manner provided in Section 3.3(b) hereof. Optional cash investments, assigned benefits or commissions and initial cash investments not received by the Administrator at least two Business Days prior to an Investment Date need not be invested on such Investment Date; provided, however, that any such optional cash investments, assigned benefits or commissions and initial cash investments not invested on such Investment Date shall be invested beginning on the next succeeding Investment Date. No interest shall be paid on optional cash investments, assigned benefits, commissions or initial cash investments or assigned benefits or commissions held pending investment pursuant to this Article III.

Section 3.3. Shares Purchased in the Open Market.

(a) Reinvestment of Dividends in shares of Common Stock shall be governed by this Section 3.3(a). Beginning on an Investment Date for Dividends, the Administrator shall apply the amount of any Dividends paid to the Administrator on behalf of the Participants on such Investment Date to the purchase of shares of Common Stock in the open market.

(b) Investment of optional cash investments, assigned benefits or commissions and/or initial cash investments in shares of Common Stock shall be governed by this Section 3.3(b). Beginning on each Investment Date for optional cash investments, the Administrator shall apply the amount of any optional cash investments, assigned benefits or commissions and/or initial cash investments received by the Administrator from such Participant since the preceding Investment Date (excluding any amounts received from such Participant within two Business Days of such Investment Date but including any amounts received from such Participant within two Business Days prior to the preceding Investment Date as set forth in Section 3.2 hereof), to the purchase of shares of Common Stock in the open market.

Purchases in the open market pursuant to this Section 3.3 may begin on the applicable Investment Date and shall be completed (i) in the case of Dividends being reinvested, no later than 30 days from the date the Administrator received such Dividends and (ii) in the case of optional cash investments, assigned benefits or commissions and/or initial cash investments being invested, no later than 35 days from the date the Administrator received such investments. Any funds not so invested during the relevant period shall promptly be paid, without interest, to the relevant Participants.

Open market purchases pursuant to this Section 3.3 may be made in ordinary brokerage transactions on any securities exchange on which the Common Stock is traded, in the over-the-counter market, or by negotiated transactions and may be upon such terms and subject to such conditions with respect to price and delivery to which the Administrator may agree and that, in the case of optional cash investments, assigned benefits or commissions or initial cash investments, are not inconsistent with the relevant Participant’s instructions. With regard to open market purchases of shares of Common Stock pursuant to this Section 3.3, neither the Company nor any Affiliate of the Company may exercise any direct or indirect control or influence over the time or price at which shares of Common Stock may be purchased, the number of shares purchased, the manner in which purchases are effected, the selection of any broker or dealer who effects purchases (provided that no such broker or dealer may be an Affiliate of the Company), or the markets on which such shares are to be purchased (including on any securities exchange, in the over-the-counter market or in negotiated transactions), except that the timing of such purchases must be made in accordance with the terms and conditions of this Plan. A Participant shall not have any authority or power to direct the time or price at which shares of Common Stock may be purchased, the number of shares purchased, the manner in which purchases are effected, the selection of any broker or dealer who effects purchases (provided that no such broker or dealer may be an Affiliate of the Company), or the markets on which such shares are to be purchased (including on any securities exchange, in the over-the-counter market or in negotiated transactions), except that the timing of such purchases must be made in accordance with the terms and conditions of this Plan. For the purpose of making or causing to be made purchases of shares of Common Stock pursuant to this Section 3.3, the Administrator shall be entitled to commingle each Participant’s funds with those of all other Participants. The number of shares (and/or fraction of a share rounded to four decimal places) of Common Stock that shall be credited to a Participant’s Account with respect to an Investment Date to which this Section 3.3 applies shall be equal to (i) the sum of (A) the amount of any Dividends reinvested on any such Investment Date for such Participant’s Account and/or (B) the amount of any optional cash investments, assigned benefits or commissions and/or initial cash investments received by the Administrator from such Participant since the preceding Investment Date (excluding any amount received from such Participant within two Business Days of such Investment Date but including any amounts received from such Participant within two Business Days prior to the preceding Investment Date that were not invested on the preceding Investment Date as set forth in Section 3.2 hereof), less any amounts which the Participant is obligated to pay, divided by (ii) the Market Share Purchase Price with respect to such Investment Date. Such shares shall be registered directly on the stock records of the Company in the name of the Participant.

Section 3.4.  Purchases Made for Owners of Insurance Policies.  The Company may void Common Stock purchases under the Plan in the event valid consideration is or was not received in connection with the purchase of shares by the participant.  In such event, the Company will void the share issuance by instructing the Transfer Agent and giving notice to Participant.  Upon receipt of a written instruction from the Company, the Administrator will debit such shares from the Participant's plan account.  The Administrator shall not be liable for any loss or damage that may result from its acting in accordance with the Company's written instruction as set forth in this Section.  Each such Participant will receive a notice in writing of such debit with a statement of the reason for the applicable shares being voided.

ARTICLE IV
DEPOSITED COMMON STOCK OR OTHER ELIGIBLE SECURITIES

Section 4.1. Deposited Common Stock. A Participant may elect to (a) have certificates in the Participant’s name representing shares of Common Stock of which the Participant is the record holder deposited into the Plan by completing an Enrollment Form, if required by Section 2.1 hereof, and delivering such certificates (and, if required, Enrollment Form) to the Administrator or (b) have shares of Common Stock, of which the Participant is the beneficial owner, deposited into the Plan by completing an Enrollment Form, if required by Section 2.1 hereof, and authorizing the record holder to transfer such shares to the name of such Participant. Shares of Common Stock so deposited shall be maintained and registered in the name of the depositing Participant and credited to such Participant’s Account.

Section 4.2. Withdrawal of Common Stock Deposited Pursuant to Section 4.1. Shares of Common Stock deposited pursuant to Section 4.1 hereof may be withdrawn from the Plan pursuant to Section 6.2 hereof.

ARTICLE V
SALE OF ACCOUNT SHARES; GIFT OR TRANSFER OF ACCOUNT SHARES

Section 5.1. Sale of Account Shares. A Participant may request, at any time, that all or a portion of the Participant’s Account Shares be sold by notifying the Administrator to that effect. Subject to this Section 5.1, the Administrator shall make such sales as soon as practicable (in accordance with stock transfer requirements and federal and state securities laws), but in no event later than five (5) Business Days, after receiving such sale instructions. As soon as practicable following the receipt of proceeds from such sale, the Administrator shall pay to such Participant an amount equal to the difference between (i) the product of (a) the Market Share Sales Price and (b) the number of the Participant’s Account Shares sold and (ii) any amounts which the Participant is obligated to pay.

If instructions for the sale of all Account Shares for a Participant that has elected to have Dividends reinvested, in conjunction with such Participant’s termination from the Plan, are received by the Administrator near the record date but before the related payment date for any Dividend thereon, the sale shall be processed as described above, and the Administrator shall as soon as practicable following the receipt of the Dividends, and in its sole discretion, may either pay such Dividends to such Participant or reinvest such Dividends in shares on behalf of the Participant. In the event reinvestment is made, the Administrator will process the Participant’s termination as soon as practicable, but in no event later than five business days after the investment is completed.

Open market sales of Account Shares pursuant to this Section 5.1 may be made in ordinary brokerage transactions on any securities exchange on which such Account Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms and subject to such conditions with respect to price and delivery to which the Administrator may agree. With regard to open market sales of Account Shares pursuant to this Section 5.1, neither the Company nor any Affiliate of the Company may exercise any direct or indirect control or influence over time or price at which Account Shares may be sold, the number of shares sold, the manner in which sales are effected, the selection of any broker or dealer who effects sales (provided that no such broker or dealer may be an Affiliate of the Company), or the markets on which such Account Shares are to be sold (including on any securities exchange, in the over-the-counter market or in negotiated transactions), except that the timing of such sales must be made in accordance with the terms and conditions of the Plan. A Participant shall not have any authority or power to direct the time or price at which Account Shares may be sold, the number of shares sold, the manner in which sales are effected, the selection of any broker or dealer who effects sales (provided that no such broker or dealer may be an Affiliate of the Company), or the markets on which such Account Shares are to be sold (including on any securities exchange, in the over-the-counter market or in negotiated transactions), except that the timing of such sales must be made in accordance with the terms and conditions of the Plan. For the purpose of making or causing to be made sales of Account Shares pursuant to this Section 5.1, the Administrator shall be entitled to aggregate sale orders of each Participant’s Account Shares with those of all other Participants.

Section 5.2. Gift or Transfer of Account Shares. A Participant may, at any time, elect to transfer (whether by gift, private sale or otherwise) ownership of all or a portion of the Participant’s Account Shares to the Account of another Participant or establish an Account for a Person not already a Participant by delivering to the Administrator a completed Irrevocable Stock Power to that effect designating the transferee(s), with the signature thereon guaranteed by a Person that is a member of the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program, American Stock Exchange Medallion Signature Program or any other signature guarantee program generally recognized by the securities transfer industry which is acceptable to the Administrator, and an Enrollment Form, if applicable.

Account Shares (including fractional shares) transferred in accordance with the preceding paragraph shall be registered directly on the stock records of the Company in the name of the transferee and shall be credited to the transferee’s Account. If the transferee is already a Participant, Dividends on such transferred Account Shares shall be reinvested in shares of Common Stock under the Plan consistent with the transferee’s reinvestment election level (i.e., full, partial or none) then in effect. If the transferee is not already a Participant, the Administrator shall automatically enroll the transferee in the Plan and open an Account in the name of such transferee if the transferor, at the time the gift is made, makes a dividend reinvestment election on behalf of the transferee. The transferee may change such reinvestment level after the gift has been made. If the transferee notifies the Administrator that it does not wish to be a Participant, such notice shall be deemed a request to terminate participation in the Plan pursuant to Section 6.3 hereof.

If a completed Irrevocable Stock Power (evidencing a transfer of ownership by gift, private sale or otherwise) with regard to Account Shares and other required documentation are received by the Administrator after the record date but before the related payment date for any Dividend thereon, the Irrevocable Stock Power shall be processed as described above, and the Administrator shall as soon as practicable following the receipt of the Dividends paid on such Account Shares, reinvest or pay such dividends to the transferor in accordance with the transferor’s reinvestment election.

Section 5.3. Reinvestment of Dividends on Remaining Shares. If a Participant has elected to have the Dividends (in the event cash dividends are paid) on only a portion of the number of shares comprising the Participant’s Total Position reinvested pursuant to Section 2.2 hereof, and, due to transactions in shares of the Participant’s Common Stock, the Participant comes to own less than the number of shares in the Participant’s Total Position for which reinvestment of Dividends has been elected, then in such case, any such Dividends on such lesser number of shares shall be reinvested absent contrary instructions from the Participant.

ARTICLE VI
TREATMENT OF ACCOUNTS

Section 6.1. Changing Plan Options. A Participant may elect to change the Participant’s Plan options, including changing the number of shares (i.e., full, partial or none) of the Participant’s Total Position as to which Dividends will be reinvested, by delivering to the Administrator instructions or a new Enrollment Form to that effect. To be effective with respect to any Dividend payment, the instructions or Enrollment Form with respect to such Account Shares for which reinvestment has been elected must be received by the Administrator at least prior to the related record date. If the instructions or Enrollment Form are not received by the Administrator prior to the record date relating to such Dividend, the change may not become effective until after such record date.

Section 6.2. Right of Withdrawal. A Participant may, at any time or from time to time, withdraw from the Plan all or any part (other than fractions) of the Participant’s Account Shares by notifying the Administrator to that effect. Fractional shares may only be withdrawn in connection with a transfer to the Account of a Participant or a Person who becomes a Participant in accordance with Section 5.2 hereof or a termination of participation in the Plan in accordance with Section 6.3 hereof.

Withdrawal of Account Shares shall not affect reinvestment of Dividends, as provided in Section 2.2 and other applicable provisions herein, on the number of Account Shares withdrawn unless (i) the Participant is no longer the record holder of such Account Shares, (ii) such reinvestment election is changed by the Participant by delivering to the Administrator instructions or an Enrollment Form to that effect pursuant to Section 6.1 hereof or (iii) the Participant has terminated the Participant’s participation in the Plan.

Section 6.3. Right of Termination of Participation. A Participant may indicate the Participant’s desire to terminate the Participant’s participation in the Plan by notifying the Administrator to that effect. The Administrator shall treat such request as a withdrawal of all of such Participant’s Account Shares pursuant to Section 6.2 hereof. The Administrator will withdraw all whole Account Shares from the Account of the Participant and continue to hold such shares in book-entry form under the Direct Registration System unless the Participant has requested the issuance of one or more stock certificates for, or the sale of, all or part of such shares. The Administrator will mail any such stock certificates to the Participant. In all cases of a Participant’s termination from the Plan, the Administrator, pursuant to Section 6.2 hereof, shall pay to the Participant an amount equal to the cash value of any fraction of a share credited to the Participant’s Account. Such fraction of a share shall be valued at the then current market price of the Common Stock. The Administrator shall mail such certificate, if applicable, and payment to the withdrawing Participant promptly after its receipt of such notification.

Section 6.4. Stock Splits, Stock Dividends and Rights Offerings. Any shares or other securities issued by the Company representing stock splits or other noncash distributions of Common Stock on Account Shares shall be registered directly in the Participant’s name on the stock records of the Company and credited to such Participant’s Account. Stock splits, combinations, recapitalizations and similar events affecting the Common Stock shall, as to shares credited to Accounts of Participants, be credited to such Accounts on a pro rata basis, and the number of Account Shares as to which the Participant has elected to reinvest any Dividends shall likewise be proportionately adjusted in such event.

In the event of a rights offering, a Participant shall receive rights based upon the total number of whole shares credited to the Participant’s Account. If any such rights are redeemed by the Company for cash, such cash shall be reinvested to the same extent as if it were a Dividend.

Section 6.5. Stockholder Materials; Voting Rights. The Company shall send or forward to each Participant all applicable proxy solicitation materials, other stockholder materials or consent solicitation materials. Participants shall have the exclusive right to exercise all voting rights respecting Account Shares credited to their respective Accounts. A Participant may vote any of the Participant’s whole or fractional Account Shares of which he or she is the record holder in person or by proxy. A Participant’s proxy card shall include the Participant’s whole or fractional Account Shares and shares of Common Stock which have the right to vote of which he or she is the record holder. Account Shares shall not be voted unless a Participant or the Participant’s proxy votes them.  Unless the Participant notifies the Company in writing that it elects to withhold the Administrator’s authority, the Administrator is deemed to have the written authorization to appear in person or by proxy at any annual or special meeting of shareholders of the Company and to submit the Participant’s unvoted shares at the meeting for the sole purpose of determining a quorum.

Solicitation of the exercise of Participants’ voting rights by the management of the Company or others under a proxy or consent provision applicable to all holders of Common Stock shall be permitted. Solicitation of the exercise of Participants’ tender or exchange offer rights by management of the Company or others shall also be permitted.

Section 6.6. Statements of Account. At least once during each calendar year, the Administrator shall send to each Participant a Statement of Account. The Administrator shall send additional Statements of Account to a Participant upon the reasonable request therefore by such Participant.

ARTICLE VII
CERTIFICATES AND FRACTIONS OF SHARES

Section 7.1. Certificates. A Participant may, at any time or from time to time, request to receive a certificate for all or a portion of his whole Account Shares and upon such request the Administrator shall promptly (and, in any event, within two Business Days of the receipt of such request) mail such a certificate to such Participant. Unless otherwise requested by the Participant, notwithstanding the issuance of such a certificate, the Participant will continue to have any Dividends reinvested in Common Stock on the same number of shares in the Participant’s Total Position as previously designated by the Participant .

Section 7.2. Fractional Shares. Fractions of shares of Common Stock shall be credited to Accounts; provided, however, that no certificate for a fraction of a share shall be distributed to any Participant at any time.

ARTICLE VIII
CONCERNING THE PLAN

Section 8.1. Suspension, Modification and Termination. The Company may by written notice to the Administrator and each affected Participant at any time and from time to time, at its sole option, (a) suspend or terminate the Plan and (b) modify or amend the Plan including to (i) permit Dividends on Common Stock to be reinvested in shares of Common Stock purchased in the open market if a Participant so desires (including permitting a reinvestment pertaining only to a portion of the number of shares comprising the Participant’s Total Position, with the balance in cash, or the entire position), (ii) permit the Company to process payroll deductions for employees who are Participants, (iii) determine the extent to which the Company would pay the fees, costs and expenses of the Administrator, (iv) determine whether Account Shares will be certificated routinely or only on a Participant’s request or (v) increase or decrease the minimum amounts of initial cash investments pursuant to Section 2.3 or optional cash investments pursuant to Section 2.4 or to establish a maximum amount therefore. Notwithstanding the foregoing, no such modification or amendment shall decrease the Account of any Participant or result in a distribution to the Company of any amount credited to the Account of any Participant; and provided, further, that no such modification or amendment shall affect the rights, duties or obligations of the Administrator without its prior written consent. Upon complete termination of the Plan, the Accounts of all Participants (or in the case of partial termination of the Plan, the Accounts of all affected Participants) shall be treated as if each such Participant had elected to terminate his participation in the Plan pursuant to Section 6.3 hereof, except that any fraction of a share shall be valued as of the trading date immediately preceding the date on which the Plan is terminated. The Company shall promptly provide to the Administrator funds for payment to Participants in respect of a fractional share of Common Stock.

Section 8.2. Rules and Regulations. The Administrator may from time to time adopt such administrative rules and regulations concerning the Plan as it deems necessary or desirable for the administration of the Plan. The Administrator shall have the power and authority to interpret the terms and the provisions of the Plan and shall interpret and construe the Plan and reconcile any inconsistency or supply any omitted detail in a manner consistent with the general terms of the Plan and applicable law.

Section 8.3. Termination of a Participant. If a Participant does not have at least one whole Account Share, as determined by the Administrator from time to time, the Participant’s participation in the Plan may be terminated by the Administrator upon written notice mailed to such Participant at the Participant’s address of record. Upon such termination, the Account of such Participant shall be treated as if he or she had elected to terminate the Participant’s participation in the Plan pursuant to Section 6.3 hereof, except that any fraction of a share shall be valued as of the trading date immediately preceding the date on which such Participant’s participation is terminated. The Company shall promptly provide to the Administrator funds for payment to Participants in respect of a fractional share of Common Stock.

Section 8.4. Cash Pending Investment. Dividends, optional cash investments, initial cash investments, policy owner benefits (including dividends) and marketing force commissions held pending investment in Common Stock pursuant to the Plan shall be held by the Administrator in a non-interest bearing account segregated from any other funds or monies of the Company or the Administrator.

Section 8.5. Notices and Payments. All notices, communications and other items (including Statements of Account, transaction notices and certificates) to be given or sent to a Participant may be mailed to such Participant by first class mail (or at the Administrator’s option, by registered or certified mail), postage prepaid, addressed to such Participant’s address of record. Any payment due to a Participant under the Plan may be made by check mailed to such Participant in accordance with the preceding sentence.

Section 8.6. Tax Payments. Notwithstanding anything herein to the contrary, the Administrator shall, to the extent required under applicable federal law, (i) deduct and withhold federal tax required to be deducted or withheld, if any, from dividends credited to a Participant’s Account (whether or not reinvested), from the proceeds of the sale of shares or rights or from other payments made under the Plan and (ii) prepare and file with the IRS and with Participants information returns reporting payments and sales made under the Plan and taxes withheld therefrom.

ARTICLE IX
[RESERVED]

ARTICLE X
PROMOTIONAL ACTIVITIES

Section 10.1. Registration Statement and Prospectus. The Company shall, at its expense, prepare a registration statement to be filed with the SEC under the Securities Act of 1933 and a prospectus thereof describing in plain and factual tone and approach the Plan in its generalized form, including all material features, contractual terms and fee and processing arrangements. Such prospectus shall include a prominent statement on the cover to the effect that the services under the Plan are sponsored by the Company and administered by the Administrator, will indicate that the shares of Common Stock held in Accounts for Participants are not subject to protection under the Securities Investor Protection Act of 1970, as amended, and will inform recipients that they must make independent investment decisions based on their own judgment and research. A copy of the Plan may be included as part of the prospectus. The prospectus may not (a) encourage any Person to engage in any particular transactions, whether purchases or sales, (b) include any advice or recommendations or (c) contain any information not expressly permitted by this Section 10.1. Along with the prospectus, the Company may distribute to policy applicants, policy owners, independent consultants, stockholders or employees of the Company a letter accompanying the prospectus which briefly references the Plan and refers such policy applicants, policy owners, independent consultants, stockholders or employees to the prospectus for additional information. The prospectus may be forwarded to persons who are not members of one of the above-described groups only upon request.

Section 10.2. Other Promotional Activities.

(a) The Administrator may not place any paid advertisements relating to the Plan. The Administrator may issue press releases announcing the Plan generally and may include brief descriptive summaries of transfer agent and Plan services in industry publications. Any such release or summary may describe briefly and generally the mix of Plan features, but may not identify the Company. In addition, the Administrator may make appearances at industry conferences to discuss transfer agent industry initiatives, including the features available under the Plan. In providing information under the Plan, the Administrator may not offer any advice or recommendations regarding participation in the Plan or suggest that any Person use the Plan or effect any securities transactions. The Company may make brief reference to the existence of the Plan in annual and quarterly corporate reports, but will otherwise not communicate about the Plan except as may become necessary in special circumstances to fulfill the Company’s disclosure responsibilities.

(b) The Administrator may respond to inquiries concerning the Plan (including inquiries regarding the Company’s securities generally which are not specifically directed at the Plan) including unsolicited inquiries initiated by Persons who are not, at the time of the inquiry, policy applicants, policy owners, independent consultants, stockholders or employees of the Company. In responding to such inquiries, the Administrator will not identify Common Stock except as requested by the inquiries, and then only as necessary to be responsive to the specific inquiry. The Administrator may, in compliance with the terms of the Plan and any applicable securities laws, in response to inquiries it receives regarding its securities generally which are not specifically directed at the Plan, include any prospectus and/or other materials (or any information contained therein) as part of such response.

The Company shall refer all non-ministerial inquiries it receives regarding the Plan to the Administrator.

(c) Without limiting any provision of the Plan or the Company's ability to distribute a prospectus to policy applicants, policy owners, independent consultants, stockholders or employees of the Company, neither the Administrator nor the Company will engage in any “special selling efforts” within the meaning of Regulation M promulgated under the Exchange Act through the operation of the Plan or in connection with making information publicly available about the Plan.

ARTICLE XI
MISCELLANEOUS PROVISIONS

Section 11.1. Controlling Law. This Plan shall be construed, regulated and administered under the laws of the State of New York without regard to conflicts of laws principles.

Section 11.2. Acceptance of Terms and Conditions of Plan by Participants. Each Participant, as a condition of participation herein, for himself or herself, the Participant’s heirs, executors, administrators, legal representatives and assigns, approves and agrees to be bound by the provisions of this Plan and any subsequent amendments hereto, and all actions of the Company and the Administrator hereunder.

Section 11.3. Company’s Role. Except as expressly set forth in the Plan, and for processing payroll deductions and assigned benefits and commissions to the extent policy applicants, policy owners, independent consultants, stockholders or employees of the Company participate in the Plan, the Company will have no role in the administration or the processing of any transaction under the Plan. Without limiting any other provisions of the Plan, neither the Company nor its Affiliates may (a) make any bids, purchases, offers or sales for or of Common Stock under the Plan or (b) supply the Administrator or any broker or dealer executing purchases with Common Stock for purchase by Participants through the Plan. If the Company receives any optional cash investments or initial cash investments or assigned benefits or commissions which are intended to be invested pursuant to Article III hereof, it shall promptly transmit the funds so received to the Administrator, following the completion of its source of funds verification in accordance with its Anti-Money Laundering policies and procedures.